UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2009

Hudson Highland Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 Lexington Avenue, New York, New York 10022

(Address of principal executive offices, including zip code)

(212) 351-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 4, 2009, Hudson Highland Group, Inc. posted on its website slides to accompany its earnings conference call for investors and analysts for the three months ended March 31, 2009 that was scheduled to be held on May 5, 2009. A copy of such slides is furnished as Exhibit 99.1 to this Current Report.

On May 5, 2009, Hudson Highland Group, Inc. held its earnings conference call for investors and analysts for the three months ended March 31, 2009. A transcript of such conference call is furnished as Exhibit 99.2 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

99.1	Slides to accompany the Hudson Highland Group, Inc. earnings conference call for the three months ended March 31, 2009 held on May 5, 2009.

99.2	Transcript of the Hudson Highland Group, Inc. earnings conference call for the three months ended March 31, 2009 held on May 5, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HIGHLAND GROUP, INC.

Date: May 8, 2009	By:	/S/ MARY JANE RAYMOND
Mary Jane Raymond
Executive Vice President and Chief Financial Officer

HUDSON HIGHLAND GROUP, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit Number
99.1	Slides to accompany the Hudson Highland Group, Inc. earnings conference call for the three months ended March 31, 2009 held on May 5, 2009.

99.2	Transcript of the Hudson Highland Group, Inc. earnings conference call for the three months ended March 31, 2009 held on May 5, 2009.

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